                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for use of the Commission
[X]  Definitive Proxy Statement                only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 AMEDISYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

    (5) Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

     ---------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

    (3) Filing Party:

     ---------------------------------------------------------------------------

    (4) Date Filed:

     ---------------------------------------------------------------------------

                             [AMEDISYS, INC. LOGO]

                           11100 MEAD ROAD, SUITE 300
                            BATON ROUGE, LOUISIANA 70816
                     (225)292-2031 (PHONE); (225)295-9624 (FAX)
                            EMAIL: JJOFFRION@AMEDISYS.COM

                                    May 14, 2001

     Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Amedisys, Inc. to be held on Thursday, June 14, 2001 at 4:00 p.m., central daylight time, at the Embassy Suites Hotel, 4914 Constitution Avenue, Baton Rouge, Louisiana. We look forward to this opportunity to update you on developments at Amedisys.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                           Sincerely,

                                           /s/ WILLIAM F. BORNE
                                           William F. Borne
                                           Chairman and Chief Executive Officer

                                 AMEDISYS, INC.
                           11100 MEAD ROAD, SUITE 300
                          BATON ROUGE, LOUISIANA 70816

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Amedisys, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Amedisys, Inc. (the "Company") will be held at the Embassy Suites Hotel, 4914 Constitution Avenue, Baton Rouge, Louisiana at 4:00 p.m., central daylight time, on Thursday, June 14, 2001, to:

          1. Elect directors;

          2. Ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001.

          3. Consider and act on proposed amendments to the 1998 Directors' Stock Option Plan.

          4. Transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 17, 2001 are entitled to notice of and to vote at the meeting, or any adjournment thereof.

     Stockholders unable to attend the meeting in person are requested to read the enclosed Proxy Statement and then complete and return the enclosed Proxy to the Company's transfer agent at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the meeting or to the chairman of the meeting before it begins. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ WILLIAM F. BORNE
                                            William F. Borne
                                            Chairman and Chief Executive Officer

May 14, 2001

                                 AMEDISYS, INC.
                           11100 MEAD ROAD, SUITE 300
                          BATON ROUGE, LOUISIANA 70816

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the time and place and the purposes set forth in the accompanying notice. This Proxy Statement is first being mailed to stockholders on or about May 14, 2001.

     The close of business on April 17, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof (the "Record Date"). As of the Record Date, there were 5,763,122 shares of the Company's Common Stock ("Common Stock") outstanding and 350,000 shares of the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") outstanding that were convertible into, and entitled to vote on the basis of, 1,166,667 shares of Common Stock (the "Common Stock Equivalents"). Each share of Common Stock or Common Stock Equivalent is entitled to one vote.

     The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock and Common Stock Equivalents as of the Record Date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present, the stockholders present may adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present. At any such adjourned Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original Meeting.

     With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of a majority of the shares of Common Stock and Common Stock Equivalents present and entitled to vote at the Meeting is required for approval of the proposed amendments to the 1998 Directors' Stock Option Plan and ratification of the auditors. Abstentions will have the same effect as a vote against a proposal.

     Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for "non-discretionary" items without specific instructions from the beneficial owners. Broker non-votes will have no effect on any of the proposals.

     All shares represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions set forth on such proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED
(i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS, (iii) FOR THE PROPOSAL TO AMEND THE 1998 DIRECTORS' STOCK OPTION PLAN, AND (iv) IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     A proxy may be revoked at any time before it is voted by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.

     The Company will bear the cost of the solicitation of proxies. In addition to the use of mail, proxies may be solicited by directors, officers, and regular employees of the Company in person or by telephone or other means of communication. They will not be compensated for the solicitation, but may be reimbursed for out-of-pocket expenses. Arrangements are also being made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock and Common Stock Equivalents, and the Company will reimburse such brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses.

                            FORM 10-K ANNUAL REPORT

     The Company will provide, without charge, a copy of its Annual Report on Form 10-K, including financial statements but without exhibits thereto, upon written request to John M. Joffrion, Senior Vice President of Finance, at 11100 Mead Road, Suite 300, Baton Rouge, Louisiana 70816, via fax at (225)295-9624 or via email at jjoffrion@amedisys.com.

                             ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, which has set the number at five and has nominated the five persons named below for election at the meeting. All of the nominees presently serve as directors of the Company. Each person elected as director will serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified. Although the Board does not contemplate that any of the nominees will be unable to serve, if such a situation arises before the Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board.

     Certain information about the nominees is set forth below:

                                                                      SERVED AS
NAME OF NOMINEE                                               AGE   DIRECTOR SINCE
---------------                                               ---   --------------
William F. Borne............................................  43         1982
Ronald A. LaBorde...........................................  44         1997
Jake L. Netterville.........................................  63         1997
David R. Pitts..............................................  61         1997
Peter F. Ricchiuti..........................................  44         1997

     William F. Borne. Mr. Borne founded the Company in 1982 and has served as Chief Executive Officer and a director since that time. In 1988, Mr. Borne also founded and served as President and Chief Executive Officer of Amedisys Specialized Medical Services, Inc., a wholly-owned subsidiary of the Company engaged in the provision of home health care services, until June 1993.

     Ronald A. LaBorde. Since 1995, Mr. LaBorde has served as the President, Chief Executive Officer, and Chairman of the Board of Piccadilly Cafeterias, Inc. ("Piccadilly"), a publicly held retail restaurant business. Prior to 1995, Mr. LaBorde held various executive positions with Piccadilly including Executive Vice President and Chief Financial Officer from 1992 to 1995, Executive Vice President, Corporate Secretary and Controller from 1986 to 1992, and Vice President and Assistant Controller from 1982 to 1986. Mr. LaBorde is a certified public accountant.

     Jake L. Netterville. Mr. Netterville has been the Managing Director of Postlethwaite & Netterville, A Professional Accounting Corporation since 1977. Mr. Netterville is a certified public accountant and has served as Chairman of the Board of the American Institute of Certified Public Accountants, Inc. ("AICPA") and is a permanent member of the AICPA's Governing Council. Mr. Netterville serves as a member of the Board of Directors of the Wall Street Deli, a NASDAQ listed company.

     David R. Pitts. Mr. Pitts is the President and Chief Executive Officer of Pitts Management Associates, Inc., a national hospital and healthcare consulting firm. Mr. Pitts has over forty years experience in hospital operations, healthcare planning and multi-institutional organization, and has served in executive capacities in a number of hospitals, multi-hospital systems, and medical schools.

     Peter F. Ricchiuti. Mr. Ricchiuti has been Assistant Dean and Director of Research at Tulane University's A. B. Freeman School of Business since 1993, and an Adjunct Professor of Finance at Tulane since 1986. Mr. Ricchiuti is a member of the Board of Trustees for WYES-TV, the public broadcasting station in New Orleans, Louisiana.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE.

     Under the Corporation's Bylaws the nomination of persons for election to the Board of Directors of the Corporation may be made only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice required by the By-Laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the By-Laws.

     For nominations to be properly brought before a Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day before the first anniversary of the preceding year's annual meeting; except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day before such annual meeting and not later than the close of business on the later of the 60th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

BOARD, COMMITTEES AND MEETINGS

     During 2000, the Board held six meetings. The Board maintains Audit and Compensation Committees which are both comprised solely of outside directors. The Board currently has no nominating committee or a committee performing a similar function. The Audit Committee met four times and the Compensation Committee met once during the year. Each director attended at least 75% of the total number of Board and committee meetings held on which he served.

     The Audit Committee is responsible to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee is comprised of Jake L. Netterville, Ronald A. LaBorde, and Peter F. Ricchiuti.

     The Compensation Committee is responsible to review and act on matters, including but not limited to, compensation levels and benefit plans for executives of the Company and the issuance of stock options under the Company's stock plans. The Compensation Committee is comprised of Peter F. Ricchiuti and David R. Pitts.

DIRECTORS' COMPENSATION

     Each director is paid a retainer fee of $1,000 per month and, in addition, is also eligible to receive stock options. During 2000, each director was granted stock options for 8,000 shares of Common Stock at an exercise price of $5.125 per share. All directors are entitled to reimbursement for reasonable travel and lodging expenses incurred in attending meetings.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC"). Copies of all filed reports are required to be furnished to the Company. Based solely on the reports received by the Company, the Company believes all such persons complied with all applicable filing requirements during 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has appointed Arthur Andersen LLP ("Andersen") as independent public accountants of the Company for the year ending December 31, 2001. The engagement of Andersen for audit services has been approved by the Audit Committee. Andersen served in the same capacity for the 2000 fiscal year. A representative from the firm is expected to be present at the Meeting, and will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2001.

               PROPOSAL TO AMEND THE DIRECTORS' STOCK OPTION PLAN

     It is proposed to amend the Directors' Stock Option Plan in several respects.

     Increase in Authorized Shares. The current plan authorized options for up to 75,000 shares of common stock, all of which have been granted, and no options have been exercised. In order to allow the Board to retain and attract directors and to align director interests more closely with the shareholders, it is proposed to increase the number of authorized shares to 250,000.

     Discretionary Grants. The current plan provides for automatic grants on the date a person first becomes a director and on each July 1 thereafter. The proposed amendment would eliminate the automatic feature and make option grants discretionary. Although it is intended that options will continue to be granted on the dates indicated, the removal of the automatic grant feature will give the Board more flexibility for individual grants within the limits of the Plan.

     Individual Grants. Under the existing plan, directors received grants of 5,000 shares on election to the Board, on each July 1 thereafter, and also for Committee service in amounts ranging from 1,000 to 4,500 shares per Committee membership and chairmanship. This structure has been simplified in the proposed amendment by deleting individual grants for Committee service and increasing the potential grant for director service up to 10,000 shares per grant. The increased flexibility afforded by making the director grants discretionary allows the Board to take Committee service into account in deciding individual grants.

     Option Term. The term of options granted under the Plan is proposed to be increased from five years to ten years from the date of grant. This will allow directors to hold options longer before having to decide to exercise options or allow them to lapse. If a director's board service is terminated, however, any option held by him must be exercised, if at all, within one year of termination, or earlier if the option term would expire before that time.

     In order to be approved, the proposed amendment must receive the affirmative vote of a majority of the shares of Common Stock and Common Stock Equivalents present or represented by proxy and entitled to vote at the Meeting.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                                                                           PERIOD OF SERVICE IN
NAME                            AGE                CAPACITY                SUCH CAPACITY SINCE
----                            ---                --------                --------------------
William F. Borne(1)...........  43    Chief Executive Officer, President   December 1982
Larry R. Graham...............  35    Chief Operating Officer              January 1999
John M. Joffrion..............  34    Senior Vice President of Finance     September 1999
Michael D. Lutgring...........  31    General Counsel and Secretary        November 1997

---------------

(1) Biographical information with respect to this officer was previously provided above.

     Larry R. Graham became Chief Operating Officer in January 1999. He joined the Company in April 1996 as Vice President of Finance and in January 1998 he was promoted to Senior Vice President of Operations. From 1993 to 1996, he was Director of Financial Services at General Health Systems, a regional multi-faceted health care system in Baton Rouge. From 1989 to 1993, he was a Senior Accountant for Arthur Andersen LLP.

     John M. Joffrion joined the Company in February 1998 as the Senior Vice President of Home Care for the States of Louisiana and Texas. He was promoted to Senior Vice President of Operations for the Home Care Division in January 1999 and to Senior Vice President of Finance in September 1999. Before joining the Company, Mr. Joffrion served in numerous capacities for the Columbia Home Care Group for the State of Louisiana.

     Michael D. Lutgring was named General Counsel and Secretary in 1997. Previously, after his graduation from law school in 1996, he was in the private practice of law.

                                STOCK OWNERSHIP

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock and Common Stock Equivalents as of April 17, 2001 by (i) each person known by the Company to beneficially own more than five percent of the Company's Common Stock and Common Stock Equivalents, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and executive officers of the Company as a group.

                                                                 SHARES OF
                                                              COMMON STOCK AND
                                                                COMMON STOCK       PERCENT OF
NAME AND ADDRESS(1)                                            EQUIVALENTS(2)    VOTING POWER(3)
-------------------                                           ----------------   ---------------
Terra Healthy Living, Ltd...................................     1,166,667(4)         16.84%
William F. Borne............................................       752,324(5)         12.55%
James R. Levitas............................................       349,000(6)          6.06%
LEVCO Partners, L.P. .......................................       306,200(6)          5.31%
Larry R. Graham.............................................       154,897(7)          2.65%
John M. Joffrion............................................        80,815(8)          1.39%
Peter F. Ricchiuti..........................................        42,305(9)             *
Jake L. Netterville.........................................        29,305(10)            *
David R. Pitts..............................................        27,305(11)            *
Ronald A. LaBorde...........................................        24,305(12)            *
Michael D. Lutgring.........................................        23,391(13)            *
All officers and directors as a group (8 persons)...........     1,134,648            18.22%

---------------

 (*) Less than one percent.

 (1) Each address is the Company's, except for (i) Terra Healthy Living, Ltd., at Station Street 22, Uerikon 8713, Switzerland and (ii) James R. Levitas and LEVCO Partners, L.P., at c/o Levitas & Company, 230 Park Avenue, Suite 1549, New York, New York, 10169.

 (2) Except as noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Common Stock Equivalents.

 (3) Includes Common Stock and Common Stock Equivalents.

 (4) Represents 1,166,667 shares of Company Common Stock which are convertible from 350,000 shares of Series A Preferred Stock.

 (5) Includes options to purchase 230,555 shares of Common Stock which may be acquired through options currently exercisable, 50,000 shares of Common Stock owned by his wife, 63,500 shares of Common Stock owned by a trust on behalf of Mr. Borne's children, 5,000 shares of Common Stock owned by his parents, and 20,100 shares of Common Stock owned by his father.

 (6) James R. Levitas and LEVCO Partners, L.P. have shared voting power for 306,200 shares of Common Stock owned by LEVCO Partners, L.P.

 (7) Includes options to purchase 82,016 shares of Common Stock which may be acquired through options currently exercisable, 3,624 shares owned jointly with his wife and 7,338 shares of Common Stock owned by his wife.

 (8) Includes options to purchase 20,000 shares of Common Stock which may be acquired through options currently exercisable and 25,000 shares of Common Stock which may be acquired through options exercisable within sixty days.

 (9) Includes options to purchase 22,305 shares of Common Stock which may be acquired through options currently exercisable.

(10) Includes options to purchase 22,305 shares of Common Stock which may be acquired through options currently exercisable.

(11) Includes options to purchase 22,305 shares of Common Stock which may be acquired through options currently exercisable and 5,000 shares owned jointly with his wife.

(12) Includes options to purchase 22,305 shares of Common Stock which may be acquired through options currently exercisable and 2,000 shares owned jointly with his wife.

(13) Includes options to purchase 17,000 shares of Common Stock which may be acquired through options currently exercisable and 460 shares owned by his wife.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation earned by the chief executive officer and for all other executive officers whose total annual salary and bonus exceeded $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                       ANNUAL COMPENSATION           ------------
                                                ----------------------------------    SECURITIES
                                                                      OTHER ANNUAL    UNDERLYING
                                         YEAR    SALARY     BONUS     COMPENSATION     OPTIONS
                                         ----   --------   --------   ------------   ------------
William F. Borne.......................  2000   $276,355   $300,000     $    --         38,000
  Chief Executive Officer and            1999    240,915    250,000          --        107,225
  President                              1998    236,150         --      64,706(1)          --
Larry R. Graham........................  2000   $179,509   $ 90,000     $    --         16,340
  Chief Operating Officer                1999    138,024     75,000          --         75,000
John M. Joffrion.......................  2000   $137,898   $ 60,000     $    --         66,340
  Senior Vice President of Finance       1999    115,925     60,000          --         20,000
Michael D. Lutgring....................  2000   $ 93,418   $ 20,000     $    --             --
  General Counsel

---------------

(1) Mr. Borne's Other Annual Compensation consisted of the forgiveness of a debt owed the Company.

EMPLOYMENT AGREEMENTS

     Mr. Borne entered into a five year employment agreement with the Company effective January 1, 1999, which provides for annual one-year renewals unless either party gives 30-day written notice of its election not to renew prior to the expiration of the term. The agreement provides for a base salary of $250,000 annually, with yearly cash increases of the greater of (i) 6% (ii) the percentage increase, if any, of a specified consumer price index or (iii) $25,000. The agreement also provides for the issuance of stock and stock options, an annual bonus up to 100% of the base salary then in effect for the applicable year if the Company's operating income (loss) equals or exceeds the Company's budgeted projection for such year as approved by the Board, payment of an additional cash bonus sufficient to pay any taxes incurred as a result of the issuance of stock, stock grants or stock options, and payment of additional benefits such as automobile allowance, participation in Company benefit plans and life insurance benefits.

     If Mr. Borne's employment is terminated due to death, disability, without cause, upon Company default of the agreement, following a change of control of the Company, upon termination by the Company relating to automatic extensions of the agreement, or upon termination by Mr. Borne for failing to be elected to the Board of Directors, he will be entitled to receive the greater of the base salary he would have received had his employment continued for the remaining term of the agreement or an amount equal to one month's base salary for each $10,000 of total compensation he received in either (i) the highest of the last five (5) years of the agreement or (ii) an amount equal to 150% of the total base salary for the previous fiscal year, whichever is greater. Compensation includes all salary, bonuses, stock, benefits, and personal perquisites, whether in cash or property. In addition, he will be entitled to receive all of the benefits and personal perquisites provided under the agreement, including but not limited to, automobile expenses, health and life insurance premiums and benefits, stock grants, and stock options during the period of time which is the greater of the remaining term of the agreement, or the number of months calculated by dividing $10,000 into the total compensation.

     Mr. Graham's employment agreement, which is of indefinite duration, provides for an annual base salary of $180,000, with minimum yearly cash increases of the greater of 6% or $15,000, stock options and an annual bonus of up to $90,000 upon the attainment of certain performance criteria and if the Company's operating income (loss) equals or exceeds the Company's budgeted projection for such year as approved by the Board of

Directors. The agreement also provides for additional benefits such as participation in employee benefit plans. If Mr. Graham is terminated without cause or following a change of control of the Company, he is entitled to severance compensation in an amount equal to eighteen (18) months of his base salary.

     Mr. Joffrion's employment agreement, which is of indefinite duration, provides for an annual base salary of $136,000, with minimum yearly cash increases of the greater of 6% or $12,000, stock options and an annual bonus of up to $60,000 upon the attainment of certain performance criteria and if the Company's operating income (loss) equals or exceeds the Company's budgeted projection for such year as approved by the Board. The agreement also provides for additional benefits such as participation in employee benefit plans. If Mr. Joffrion is terminated without cause or following a change of control of the Company, he is entitled to severance compensation in an amount equal to eighteen
(18) months of his base salary.

     Mr. Lutgring's employment agreement was entered into on June 1, 2000 and is of indefinite duration. The agreement provides for an annual base salary of $90,000, which can be increased or decreased from time to time, and a bonus of $20,000 at the end of each fiscal year if the Company reaches certain performance criteria determined by the Company. The agreement also provides for additional benefits such as participation in the employee benefit plans. If Mr. Lutgring is terminated following a change of control of the Company, Mr. Lutgring is entitled to severance compensation in an amount equal to twelve (12) months of his base salary.

STOCK OPTIONS

     The Company's 1998 Stock Option Plan ("1998 Plan") provides for the issuance of an aggregate of 1,425,000 shares of Common Stock upon exercise of options granted pursuant to such Plan. As of December 31, 2000, options to purchase an aggregate of 831,271 common shares were outstanding under the 1998 Plan. The Company's Directors' Option Plan ("Plan") provides for the issuance of an aggregate of 75,000 shares of Common Stock upon exercise of options granted pursuant to such Plan. As of December 31, 2000, options to purchase 75,000 common shares were outstanding under the Plan.

                            2000 STOCK OPTION GRANTS

                                                                                        POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED ANNUAL
                                                                                        RATES OF STOCK PRICE
                                   PERCENT OF                                             APPRECIATION FOR
                       OPTIONS    TOTAL OPTIONS                                              OPTION TERM
                       GRANTED       GRANTED      EXERCISE PRICE                       -----------------------
NAME                   (SHARES)   TO EMPLOYEES    (PER SHARE)(1)    EXPIRATION DATE        5%          10%
----                   --------   -------------   --------------    ---------------    ----------   ----------
William F. Borne.....    2,600        2.52%           $5.125        August 31, 2005     $  3,681     $  8,135
                        30,000       29.13%           $1.413       December 31, 2009    $ 11,707     $ 25,870
                         5,400        5.24%           $5.125        August 31, 2010     $ 17,405     $ 44,107
John M. Joffrion.....   50,000       48.54%           $ 3.50       December 7, 2010     $110,057     $278,905

---------------

(1) Represents the fair market value on the date of the grant.

         AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                               SHARES               NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                              ACQUIRED                    UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS(*)
                                 ON       VALUE     -------------------------------   ---------------------------
NAME                          EXERCISE   REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                          --------   --------   -------------   ---------------   -----------   -------------
William F. Borne............     --         --         226,555            8,000        $213,961        $     0
Larry R. Graham.............     --         --          82,016               --        $100,785        $     0
John M. Joffrion............     --         --          20,000           50,000        $ 26,876        $42,190
Michael D. Lutgring.........     --         --          17,000               --        $ 22,845        $     0

---------------

(*) Computed based on the differences between the fair market value at fiscal year end and aggregate exercise prices.

CERTAIN TRANSACTIONS

     In March 1998, the Company completed a Private Placement of 750,000 shares of Series A Preferred Stock ("Preferred Shares") to accredited investors at a purchase price of $10.00 per share ("Private Placement") in reliance upon an exemption from registration under the Securities Act of 1933.

     Effective February 16, 1999, the terms of conversion of the Company's Series A Preferred Stock were amended through a Preferred Stock Conversion Agreement. This agreement reduced the conversion rate for the Series A Preferred Stock to $3.00 per common share. Prior to the agreement, the conversion rate at December 31, 1998 was $4.41 which would convert into 1,700,680 shares of common stock. Under the new agreement, the preferred stock will convert into 2,500,000 common shares.

     In connection with the Private Placement, Terra Healthy Living, Ltd. purchased 350,000 shares of Series A Preferred Stock, which is convertible into 1,166,667 shares of common stock. Terra Healthy Living, Ltd. is only affiliated with the Company through their stock ownership.

     During 2000, eight preferred shareholders converted a total of 360,000 preferred shares into 1,200,000 common shares. Thus far in 2001, three additional preferred shareholders converted a total of 40,000 preferred shares into 133,334 common shares.

     A note payable to a certain stockholder of the Company at December 31, 2000 consists of a $10,000 unsecured note that is due on demand and bears interest at 0%. The fair value of this note approximates the recorded balance due to the short-term nature of the note. The said stockholder is neither an officer, director, or a stockholder who beneficially owns more than 5% of the Company's common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There have been no Compensation Committee interlocks or insider participation.

REPORT OF THE COMPENSATION COMMITTEE

     The Company's executive compensation is supervised by the Compensation Committee of the Board. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

     The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the healthcare industry and other companies of comparable size and complexity. Compensation in any particular case may vary from an industry average on the basis of annual and long-term Company performance, as well as individual performance. The Compensation Committee will exercise its discretion to set compensation based on its judgement and where external, internal or individual circumstances warrant it.

     In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash and non-cash bonuses and long-term incentive compensation in the form of stock options.

  Base Salary

     Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within the healthcare industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases, the Compensation Committee also takes into account individual experience, and performance.

  Annual Incentive Compensation

     The Compensation Committee has historically structured employment arrangements with incentive compensation. Payment of bonuses has generally depended upon the Company's achievement of budgeted operating income (loss) projections established at the beginning of each fiscal year or other significant corporate objectives. Individual performance is also considered in determining bonuses.

  Other Compensation

     In addition to cash and equity compensation programs, the executive officers participate in various other employee benefit plans. Executive officer participation in various clubs, organizations, and associations may also be funded by the Company.

  Long-Term Incentive Compensation

     The Company provides long-term incentive compensation through its stock option plan. The number of common shares covered by any grant is generally determined by the then-current stock price, subject in certain circumstances to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

  Chief Executive Officer Compensation

     Mr. Borne has served as chief executive officer since 1982. Mr. Borne's annual base salary for fiscal year 2001 is $300,000 pursuant to his employment agreement described herein. Mr. Borne's salary is set generally to be competitive in relation to the salary levels of executive officers in other companies within the healthcare industry or other companies of comparable size, taking into consideration the position's complexity, responsibility, and need for special expertise.

     The overall goal of the Compensation Committee is to ensure that compensation policies are established that are consistent with the Company's strategic business objectives and that provide incentives for the attainment of those objectives. This is effected in the context of a compensation program that includes base pay, annual incentive compensation, and stock ownership.

                                            Members of the Compensation
                                            Committee:

                                            David R. Pitts (Chairman)
                                            Peter F. Ricchiuti

REPORT OF THE AUDIT COMMITTEE

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     During fiscal 2000, the Audit Committee of the Board developed an updated charter for the Committee, which was approved by the full Board on June 5, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq rules, is reproduced in Appendix A to this proxy statement.

     The function of the Committee is to assist the Board in fulfilling its oversight responsibilities through regular or special meeting with management and the independent accountants on matters relating to:

          1. the Company's financial reporting in the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K,

          2. the Company's system of internal controls,

          3. the Company's audit and accounting processes, and

          4. the Company's systems and policies to comply with applicable laws and regulations.

     In carrying out this function, the Committee provides independent and objective oversight of the performance of the Company's financial reporting process, system of internal controls and legal and regulatory compliance system. The Committee provides for open, ongoing communication among the independent accountants, financial and senior management, compliance officers and the Board concerning the Company's financial and compliance position and affairs. The Committee has the power to conduct or authorize investigations into any matters within its scope of responsibilities and is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Committee's responsibility is oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and complying with applicable laws and regulations.

     The Committee met four times during 2000. In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statement prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). With respect to the Company's outside auditors, the Committee, among other things, discussed with Andersen matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). On the basis of these reviews and discussions, the Committee recommended to the Board that they approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

                                            Members of the Audit Committee:

                                            Ronald A. LaBorde (Chairman)
                                            Jake L. Netterville
                                            Peter F. Ricchiuti

                         INDEPENDENT ACCOUNTANTS' FEES

AUDIT FEES

     Aggregate fees paid for professional services rendered by Andersen in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and the reviews of the quarterly financial statements for 2000 were $185,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended December 31, 2000, Andersen rendered no professional services in connection with the design and implementation of financial information systems.

ALL OTHER FEES

     In addition to the fees described above, aggregate fees of $70,600 were paid to Andersen during the fiscal year ended December 31, 2000 for other professional services, primarily tax services. The Audit Committee has discussed the non-audit services provided by Andersen and the related fees and has concluded that these services and fees are compatible with maintaining auditor independence.

                               PERFORMANCE GRAPH

     The Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock for the five-year period ended December 31, 2000, with the cumulative total return on the NASDAQ composite index and a peer-group index over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ composite index and the peer group) on December 31, 1995. The peer group selected by the Company include:
Star Multi Care Services, Inc., National Home Health Care Corp., Transworld Healthcare, Inc., American HomePatient, Inc. and Tender Loving Care Health Care Services, Inc. The cumulative total stockholder return on the following graph is not necessarily indicative of future stockholder return. No cash dividends have been declared on the Company's common stock.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------------
 Amedisys, Inc.         100.00      82.86      51.43      32.86      15.71      49.64
 Peer Group             100.00     167.64     139.79      42.67      25.11      38.93
 Nasdaq Composite       100.00     122.71     149.25     208.40     386.77     234.81

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 2002 Annual Meeting must be received by the Company no later than January 18, 2002 in order for such proposals to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

     Under the Corporation's Bylaws, the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in the By-Laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the By-Laws.

     For business other than nominations to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day before to the first anniversary of the preceding year's annual meeting; except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day before such annual meeting and not later than the close of business on the later of the 60th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such notice shall set forth (a) as to any business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

     A stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. Nothing in the Bylaws, however, shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors or propose other business under specified circumstances.

                                 OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matter.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ WILLIAM F. BORNE
                                            William F. Borne
                                            Chairman and Chief Executive Officer

May 14, 2001

                                 AMEDISYS, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the Audit Committee ("the Committee") of Amedisys, Inc. (the "Company"). The members of the Committee will be appointed by the Board of Directors (the "Board") and shall be comprised of at least two individuals until June 2001, each of whom is independent of management and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a Committee member. Effective June 2001, the Committee will be comprised of at least three individuals, two of whom will be required to be independent. All members shall be financially literate and at least one member shall have accounting or related financial management expertise. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee shall be given full access to all books, records, facilities, and personnel of the Company and may request that any officer or employee of the Company or the Company's outside counsel or independent external auditors (the "Auditors") attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

STATEMENT OF POLICY

     The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the Company and the shareholders relating to monitoring the integrity of the Company's financial statements, the compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company's Auditors. The Committee will make regular reports to the Board.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and the Auditors are responsible for auditing those financial statements. Nor is it the duty of the Committee to assure compliance with laws and regulations.

PROCESSES

     In carrying out its responsibilities, the Committee shall:

          (1) Perform the following with respect to the Auditors:

             (a) Recommend to the Board the appointment of the Auditors, which firm shall be ultimately accountable to the Committee and the Board.

             (b) Approve the fees to be paid to the Auditors.

             (c) Meet with the Auditors prior to the audit to review the planning and staffing of the audit and the scope and procedures to be utilized.

             (d) Discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

             (e) Review Audit Reports presented by the Auditors, including any comments or recommendations of the Auditors.

             (f) Obtain from the Auditors assurance that they will inform the Company's management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Company's financial statements, and assure that such information has been conveyed to the Committee.

             (g) Receive periodic reports from the Auditors, at least annually, regarding the Auditors' independence, discuss such reports with the Auditors, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the Auditors.

             (h) Review with the Auditors any problems or difficulties the Auditors may have encountered and any management letter provided by the Auditors and the Company's response to that letter. Such review should include:

                (i) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                (ii) Any changes required in the planned scope of the audit.

             (i) Evaluate, together with the Board, the performance of the Auditors and, if so determined by the Committee, recommend that the Board replace the Auditors.

          (2) Hold the following meetings with management annually to:

             (a) Review the annual audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

             (b) Review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

             (c) Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          (3) Discuss with management and the Auditors:

             (a) Any condition that comes to their attention indicating the Company, its subsidiaries and affiliated entities are not conforming to applicable legal or regulatory requirements.

             (b) The significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

             (c) Review the Company's quarterly and annual financial statements prior to filing of the Form 10-Q and 10-K.

             (d) Review major changes to the Company's auditing and accounting principles and practices as suggested by the Auditors or management.

          (4) Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

          (5) Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose should the Committee deems that it is appropriate.

          (6) Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          (7) Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     Approved and adopted this 5th day of June, 2000.

                                                  /s/ WILLIAM F. BORNE
                                            ------------------------------------
                                                     William F. Borne,
                                                   Chairman of the Board

                                                  /s/ RONALD A. LABORDE
                                            ------------------------------------
                                                     Ronald A. LaBorde,
                                                     Committee Chairman

                                                 /s/ JAKE L. NETTERVILLE
                                            ------------------------------------
                                                    Jake L. Netterville,
                                                      Committee Member

                                 AMEDISYS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 14, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEDISYS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Amedisys, Inc. (the "Company") hereby appoints William F. Borne and Michael D. Lutgring, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock and/or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 4914 Constitution Avenue, Baton Rouge, Louisiana, on Thursday, June 14, 2001 at 4:00 p.m. (CDT), and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

------------------------------------------------------------------------------------------------------------------------------------

     PLEASE MARK YOUR
 [X] VOTES AS IN THIS
     EXAMPLE.

------------------------------------------------------------------------------------------------------------------------------------

                                NOMINEES: William F. Borne
               FOR   WITHHOLD             Ronald A. LaBorde                                                   FOR  AGAINST  ABSTAIN
1. To elect    [ ]     [ ]                Jake L. Netterville  2. To ratify the selection of Arthur Andersen
   Directors.                             David R. Pitts          LLP as independent public accountants of    [ ]    [ ]      [ ]
                                          Peter F. Ricchiuti      the Company for the fiscal year ending
                                                                  December 31, 2001.
For, except vote withheld from the following nominee(s):
                                                               3. Proposed amendments to the 1998
                                                                  Directors' Stock Option Plan.               [ ]    [ ]      [ ]
--------------------------------------------------------
                                                               4. The proxies are authorized to vote as they
                                                                  determine in their discretion upon such
-------------------------------------------------------------     other matters as may properly come
                                                                  before the meeting.

                                                               THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS
                                                               SPECIFIED FOR ITEMS 1, 2 AND 3, THIS PROXY WILL BE VOTED FOR THESE
                                                               ITEMS.

                                                               The undersigned hereby acknowledges receipt of the Notice of Annual
                                                               Meeting and Proxy Statement dated May 14, 2001.

                                                               PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
-------------------------------------------------------------  ENVELOPE.


SIGNATURE                      SIGNATURE IF JOINTLY HELD                      PRINTED NAME                      DATED:
          --------------------                           --------------------              --------------------        -------------

NOTE: Please sign exactly as name appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.